Supplement dated June 8, 2000
                                     to the
                          Prospectus dated May 1, 2000
                                     for the
                           Allegiance Variable Annuity
                                    issued by

              Alexander Hamilton Life Insurance Company of America
                               in connection with

              Alexander Hamilton Variable Annuity Separate Account
          Service Center Address: One Granite Place, Concord, NH 03301
                    Telephone No.: 1-800-258-3648, Ext. 5394

Alexander Hamilton Life Insurance Company of America ("AH Life"), and Jefferson Pilot Financial Insurance Company ("JP Financial"), which are wholly-owned subsidiaries of Jefferson-Pilot Corporation, have contacted state regulatory authorities concerning a proposal for AH Life and JP Financial to redomesticate to the State of Nebraska and thereafter for AH Life and Guarantee Life Insurance Company, which is an indirect wholly-owned subsidiary of Jefferson-Pilot Corporation, to merge with and into JP Financial, with JP Financial as the surviving corporation. It is anticipated that an agreement and plan of merger for this transaction shortly will be presented to the companies' respective Boards of Directors for their consideration and approval. The merger is expected to be consummated on or about August 1, 2000, subject to the approval of applicable regulatory authorities.

If the merger is consummated, Alexander Hamilton Variable Annuity Separate Account will become a separate account of JP Financial. All AH Life contracts will remain outstanding in accordance with their terms. Information concerning JP Financial will be sent to contract holders shortly after the merger is effective.